UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No .          )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☐       Definitive Additional Materials

☒      Soliciting Material under §240.14a-12

XWELL, Inc.

(Name of Registrant as Specified in its Charter)

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒      No fee required

☐       Fee paid previously with preliminary materials

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

XWELL, Inc. (the “Company”) intends to file a proxy statement and a WHITE Proxy Card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://www.xwell.com/sec-filings.

Participant Information

The Company, its directors and certain of its executive officers (as set forth below) are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections entitled “Executive Compensation” and “Director Compensation” in the Company’s Amendment No. 2 to the Annual Report on Form 10-K/A for the year ended December 31, 2023, filed on April 29, 2024 (the “Form 10-K/A”), commencing on pages 11 and 16, respectively, and available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the Form 10-K/A on pages 18–19 and available here, and as reflected in the table below. If any filings are made by the Company with the SEC on Forms 3, 4, and 5 with respect to the participants’ holdings of the Company’s securities, the Company will update the table below and such filings will be available on the Company’s website at https://www.xwell.com/sec-filings or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC.

Directors(1)
Name	Ownership	Date of Filing	Filing Type	Hyperlink
Bruce T. Bernstein (Chairman)	81,467(2)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Michael Lebowitz	34,970(2)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Scott R. Milford (President and Chief Executive Officer)	59,055(3)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Robert Weinstein	30,403(4)	04/29/2024	Form 10-K/A	https://www.sec.gov/ix?doc=/Archives/edgar/data/1410428/000155837024006040/xwel-20231231x10ka.htm

Gaëlle Wizenberg	0	N/A	N/A	N/A

(1) The business address for each of the “participants” set forth in the tables above is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.

(2) Includes 38,956 shares of the Company’s common stock and options to purchase 42,511 shares of the Company’s common stock, which are exercisable within 60 days of July 19, 2024.

(3) Includes 2,058 shares of the Company’s common stock and options to purchase 56,997 shares of the Company’s common stock, which are exercisable within 60 days of July 19, 2024.

(4) Includes 7,824 shares of the Company’s common stock and options to purchase 22,579 shares of the Company’s common stock, which are exercisable within 60 days of July 19, 2024.

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